Exhibit 8.1	Subsidiaries of Schering AG (valid as of December 31, 2005)

Company	Jurisdiction of Organization

AWAG ARZNEIMITTELWERK ALTONA AG	GERMANY
BERGAZYME GMBH	GERMANY
SCHERING INTERNATIONAL HOLDING GMBH	GERMANY
BERLICHEM VERWALTUNGSGESELLSCHAFT FUER CHEMIE MBH	GERMANY
BERLIMED VERWALTUNGSGESELLSCHAFT MBH	GERMANY
BERLISERVE PROFESSIONAL SERVICES GMBH	GERMANY
BERLITECH VERWALTUNGSGES.MBH	GERMANY
BORSIG-KOKSWERKE GMBH	GERMANY
ENTEC GESELLSCHAFT FÜR ENDOKRINOLOGISCHE TECHNOLOGIE MBH i.L.	GERMANY
HTV-GESELLSCHAFT FUER HOCHTEMPERATURVERBRENNUNG MBH	GERMANY
IDF INSTITUT FUER DIAGNOSTIKFORSCHUNG GMBH	GERMANY
INTENDIS GMBH	GERMANY
INTENDIS DERMATOLOGIE GMBH	GERMANY
JENAPHARM GMBH & CO. KG	GERMANY
KOKSWERKE UND CHEMISCHE FABRIKEN GMBH	GERMANY
KOSINUS GRUNDSTÜCKS-VERWALTUNGS GESELLSCHAFT MBH&CO. GAMMA OHG	GERMANY
KOSINUS GRUNDSTÜCKS-VERWALTUNGS GESELLSCHAFT MBH	GERMANY
MEDAC SCHERING ONKOLOGIE GMBH	GERMANY
MEDRAD MEDIZINISCHE SYSTEME GMBH	GERMANY
MENADIER HEILMITTEL GMBH	GERMANY
PHARMA VERLAGSBUCHHANDLUNG GMBH	GERMANY
SCHERADMIN 01 GMBH	GERMANY
SCHERING AFRICA GMBH	GERMANY
SCHERING ASIA GMBH	GERMANY
SCHERING DEUTSCHLAND GMBH	GERMANY
SCHERING DEUTSCHLAND HOLDING AG	GERMANY
SCHERING FINNLAND HOLDING GMBH	GERMANY
SCHERING FORSCHUNGSGESELLSCHAFT MBH	GERMANY
SCHERING GMBH UND CO. PRODUKTIONS KG	GERMANY
SCHERING KAHLBAUM GMBH	GERMANY
SCHERING VERSICHERUNGSVERMITTLUNG GMBH	GERMANY
SCHERING VERWALTUNGSGESELLSCHAFT MBH	GERMANY
SCHERING (PTY.) LTD.	SOUTH AFRICA
SCHERING (CHINA) LTD.	HONGKONG
SCHERING (HONGKONG) LTD.	HONGKONG
P.T.SCHERING INDONESIA	INDONESIA
NIHON MEDRAD KABUSHIKI KAISHA (NIHON MEDRAD KK)	JAPAN
NIHON SCHERING K.K.	JAPAN
INTENDIS K.K.	JAPAN
SCHERING (KOREA) LTD.	KOREAN REP.
SCHERING (MALAYSIA) SDN BHD	MALAYSIA
SCHERING PHILIPPINE CORP.	PHILIPPINES
SCHERING PHARMACEUTICAL LTD.	PR CHINA
SCHERING (SINGAPORE) PRIVATE LTD.	SINGAPORE
SCHERING ASIA-PACIFIC PRIVATE LIMITED	SINGAPORE
MEDRAD ASIA PTE. LTD.	SINGAPORE
SCHERING TAIWAN LTD.	TAIWAN
SCHERING (BANGKOK) LTD.	THAILAND
SCHERING CHEMICALS LTD.	THAILAND
SCHERING PTY. LTD.	AUSTRALIA
IMAXEON PTY. LTD.	AUSTRALIA
SCHERING (N.Z.) LTD.	NEW ZEALAND
N.V.SCHERING S.A.	BELGIUM
BERLIPHARM N.V.	BELGIUM
MEDRAD BELGIUM BVBA	BELGIUM
SCHERING A/S	DENMARK
MEDRAD DENMARK APS	DENMARK

SCHERING OY	FINLAND
SCHERING S.A.S.	FRANCE
MEDRAD FRANCE S.A.R.L.	FRANCE
CIS BIO INTERNATIONAL S.A.	FRANCE
INTENDIS S.A.S.	FRANCE
SCHERING PRODUCTION S.A.S.	FRANCE
SCHERING HELLAS A.E.	GREECE
SCHERING HOLDINGS LTD.	GREAT BRITAIN
CIS UK LTD.	GREAT BRITAIN
SCHERING INDUSTRIAL PRODUCTS (HOLDINGS) LTD.	GREAT BRITAIN
SCHERING AGROCHEMICALS (HOLDINGS) LTD	GREAT BRITAIN
SCHERING HEALTH CARE LTD.	GREAT BRITAIN
SCHERING INDUSTRIAL PRODUCTS LTD.	GREAT BRITAIN

MEDRAD UK LIMITED	GREAT BRITAIN
SCHERING S.P.A.	ITALY
MEDRAD ITALIA S.R.L.	ITALY
THERAMEX S.P.A.	ITALY
INTENDIS S.P.A.	ITALY
INTENDIS MANUFACTURING S.P.A.	ITALY
SCHERING NEDERLAND B.V	NETHERLANDS
MEDRAD EUROPE B.V.	NETHERLANDS
BERLIPHARM B.V.	NETHERLANDS
SCHERING NORGE A/S	NORWAY
MEDIWEST NORWAY AS	NORWAY
SCHERING AUSTRIA GES.M.B.H.	AUSTRIA
INTENDIS AUSTRIA GES.M.B.H.	AUSTRIA
SCHERING POLSKA SP.Z.O.O.	POLAND
INTENDIS POLSKA SP.Z.O.O.	POLAND
LUSAL PRODUCAO QUIMICO-FARMACEUTICA LUSO-ALEMA LDA.	PORTUGAL
SCHERING LUSITANA LDA.	PORTUGAL
BERLIFARMA LDA.	PORTUGAL
INTENDIS PORTUGAL SOCIEDADE UNIPESSOAL LDA.	PORTUGAL
AO SCHERING	RUSSIA
SCHERING NORDISKA AB	SWEDEN
MEDRAD SCHWEDEN AB	SWEDEN

SCHERING (SCHWEIZ) AG	SWITZERLAND
BERLIS AG	SWITZERLAND
SCHERING ESPANA S.A.	SPAIN
BERLIMED S.A.	SPAIN

JUSTESA IMAGEN S.A.	SPAIN

INTENDIS FARMA S.A.	SPAIN
SCHERING S.R.O.	CZECH REPUBLIC
SCHERING ALMAN ILAC VE ECZA TICARET LTD. SIRKETI	TURKEY
INTENDIS ILAC TICARET LIMITED SIRKETI	TURKEY
SCHERING KFT.	HUNGARY
UAB SCHERING	LITHUANIA
SCHERING ROMANIA	ROMANIA
SCHERING SLOVAKIA S.R.O.	SLOVAKIA
SCHERING D.O.O. (CROATIA)	CROATIA
SCHERING ARGENTINA S.A.I.C.	ARGENTINA
JUSTESA IMAGEN ARGENTINA S.A.	ARGENTINA
NEWPROD S.A.I.C.	ARGENTINA
SCHERING BOLIVIANA LTDA.	BOLIVIA
SCHERING DO BRASIL QUIMICA E FARMACEUTICA LTDA.	BRAZIL
JUSTESA IMAGEM DO BRASIL	BRAZIL
MEDRAD AMERICA LATINA LTDA	BRAZIL
INTENDIS DO BRASIL FARMACEUTICA LTDA.	BRAZIL
LABORATORIO BERLIMED S.A.	CHILE
SCHERING DE CHILE S.A.	CHILE
SCHERING CENTROAMERICANA C.A., S.A.	COSTA RICA
SCHERING COLOMBIANA S.A.	COLOMBIA
SCHERING DOMINICANA S.A.	DOMINICAN REP.
SCHERING ECUATORIANA C.A.	ECUADOR
SCHERING GUATEMALTECA.S.A.	GUATEMALA
PRODUCTOS QUIMICOS NATURALES S.A. DE C.V.	MEXICO
SCHERING MEXICANA S.A.DE C.V.	MEXICO
MEDRAD MEXICANA S. De R.L. De CV	MEXICO
CENTRO ESTRATEGICO CANADA LATINOAMERICA S.A. DE C.V.	MEXICO
JUSTESA IMAGEN MEXICANA S.A. DE C.V.	MEXICO
INTENDIS MEXICANA S.A. DE C.V.	MEXICO
INTENDIS MEXICANA SERVICIOS S.A. DE C.V.	MEXICO
SCHERING LAS AMERICAS S.A.	PANAMA
SCHERING PERUANA S.A.	PERU
SCHERING URUGUAYA S.A.	URUGUAY
SCHERING DE VENEZUELA S.A.	VENEZUELA
BERLEX CANADA INC.	CANADA
BERLEX INC.	USA
BERLEX LABORATORIES LLC.	USA
BERLICHEM INC.	USA
INTENDIS INC.	USA
BETA CENTER INC.	USA
CIS US INC.	USA
COLLATERAL THERAPEUTICS INC.	USA
MEDRAD INC.	USA
MFSC MEDRAD FOREIGN SALES CORP.	USA
MSVC INC.	USA
MTFP INC.	USA
MYOTECH INC.	USA
NOR-AM AGRO LLC	USA
NOR-AM LAND COMPANY	USA
SB CAPITAL CORPORATION	USA
SCHERING BERLIN INC.	USA
SCHERING BERLIN INSURANCE COMPANY INC.	USA
SCHERING BERLIN VENTURE CAP.CORP.	USA
SCIC HOLDINGS LLC.	USA